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                                                                EXHIBIT 10.29(a)
                                 PROMISSORY NOTE
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
   PRINCIPAL       LOAN DATE     MATURITY     LOAN NO     CALL         COLLATERAL        ACCOUNT         OFFICER        INITIALS
  $500,000.00      02-24-1999                             CLLOC                                          JRF2Q
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REFERENCES IN THE SHADED AREA ARE FOR LENDER'S USE ONLY AND DO NOT LIMIT THE APPLICABILITY OF THIS DOCUMENT TO ANY PARTICULAR LOAN
OR ITEM.
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BORROWER:         BOBBY ALLISON WIRELESS                LENDER:        SOUTHTRUST BANK, NATIONAL ASSOCIATION
                  2055 LAKE AVENUE, S.E., SUITE A                      NORTH COUNTRYSIDE OFFICE
                  LARGO, FL 33771                                      28059 U.S. HWY 19 NORTH
                                                                       CLEARWATER, FL 33761

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PRINCIPAL AMOUNT: $500,000.00                        INITIAL RATE: 8.750%                          DATE OF NOTE:  FEBRUARY 24, 1999
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PROMISE TO PAY. BOBBY ALLISON WIRELESS, INC. ("BORROWER") PROMISES TO PAY TO
SOUTHTRUST BANK, NATIONAL ASSOCIATION ("LENDER"), OR ORDER, IN LAWFUL MONEY OF
THE UNITED STATES OF AMERICA, ON DEMAND, THE PRINCIPAL AMOUNT OF FIVE HUNDRED
THOUSAND & 00/100 DOLLARS ($500,000.00) OR SO MULCH AS MAY BE OUTSTANDING,
TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH
ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL
REPAYMENT OF EACH ADVANCE.

PAYMENT. BORROWER WILL PAY THIS LOAN IMMEDIATELY UPON LENDER'S DEMAND. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ALL ACCRUED UNPAID INTEREST DUE AS OF EACH PAYMENT DATE, BEGINNING MARCH 17,1999, WITH ALL SUBSEQUENT INTEREST PAYMENTS TO BE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the SouthTrust Bank Bass Rate. The Index is based on the Prime Rate published In the "Money Rates" table in the Wall Street Journal on the first business day of each month. If two or more Prime Rates are published in the "Money Rates" table on that day, the highest of such rates shall be the Index Rate (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans and is set by Lender in its sole discretion. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute Index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. THE INDEX CURRENTLY IS 7.750% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID , PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE OF 1.000 PERCENTAGE POINT OVER THE INDEX, RESULTING IN AN INITIAL RATE OF 8.750% PER ANNUM. NOTICE: Under no circumstances will the effective rate of interest on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid Interest. Rather, they will reduce the principal balance due.


LATE CHARGE. If a regularly scheduled interest payment is 10 DAYS OR MORE LATE, Borrower will be charged 5.000% OF THE UNPAID PORTION OF THE REGULARLY SCHEDULED PAYMENT OR $10, WHICHEVER IS GREATER. If Lender demands payment of this loan, and Borrower does not pay the loan WITHIN 10 DAYS AFTER LENDER'S DEMAND, BORROWER ALSO WILL BE CHARGED EITHER 5.000% OF THE UNPAID PORTION OF THE SUM OF THE UNPAID PRINCIPAL PLUS ACCRUED UNPAID INTEREST OR $.50, WHICHEVER IS GREATER.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs In Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired. (i) Failure to meet the deadlines required in the Year 2000 Compliance Agreement to be Year 2000 Compliant or a reasonable likelihood that Borrower cannot be Year 2000 Compliant on or before December 31, 1999. j) LENDER IN GOOD FAITH DEEMS ITSELF INSECURE.
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If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen (15) says, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the variable Interest rate on this Note to 6.000 percentage points over the Index, if and to the extent that the increase does not cause the Interest rate to exceed the maximum rate permitted by applicable law, and (b) add any unpaid accrued Interest to principal and such sum will bear Interest therefrom until paid at the rate provided In this Note (including any increased rate). Lender may hire or pay someone else to help collect this Note If Borrower does not pay. Borrower also will pay Lender the amount of these costs and expenses, which Includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF FLORIDA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF PINELLAS COUNTY, THE STATE OF FLORIDA. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, convoys, delivers, pledges, and transfers to Lender all Borrower's right, title and Interest In and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided on this paragraph.

COLLATERAL. This Note is secured by Inventory, Chattel Paper, Accounts, Equipment, General Intangibles, Fixtures and Furniture;

Cross collateralized with all other loans whether now existing or hereafter acquired.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested orally by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: Robert L. McGinnis, CEO. Borrower agrees to be liable for all sums either: (a) advanced In accordance with the Instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this
Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) LENDER IN GOOD FAITH DEEMS ITSELF INSECURE UNDER THIS NOTE OR ANY OTHER AGREEMENT BETWEEN LENDER AND BORROWER.


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                  02-24-1999       PROMISSORY NOTE      PAGE 2
                                   (CONTINUED)

FINANCIAL STATEMENTS. Borrower covenants and agrees with Lender that, while this
Note is in effect, Borrower will furnish Lender with, as soon as available, but in no event later than one hundred twenty (120) days after the end of each fiscal year, Borrower's balance shoot and Income statement for the year ended, prepared by Borrower, and as soon as available, but in no event later than thirty (30) days after the end of each fiscal quarter, Borrower's balance shoot and profit and loss statement for the period ended, prepared and certified as correct to the best knowledge and belief by Borrower's chief financial officer or other officer or person acceptable to Lender. All financial reports required to be provided In this Note shall be prepared In accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

CHANGE ON OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower shall constitute an Event of Default under the terms of this Note.

NO ORAL AGREEMENTS OR PROMISES. Our Agreement to lend, your obligation to repay the loan, and any other agreements between us have been reduced to writing. The loan documents that are to be signed at the closing contain our entire agreement with you. Any prior conversations and discussions that you or we may have had concerning this transaction are not binding on either of us except to the extent reflected in the written loan documents. If the loan documents fail to reflect anything which you believe either of us has agreed to do or not to do, let us know before you sign the loan documents so we can either modify the written documents to reflect our agreement, or clarity at this time that any such matter is not a part of our agreement with you.

YOUR OBLIGATION TO DEVELOP A BUSINESS PLAN. Before approving this loan, Lender required Borrower to furnish Lender financial statements and other information concerning the financial history and future prospects of Borrower's business. Lender requested and reviewed that information solely to enable it to make a decision whether to extend credit. Borrower understands that Lender has not necessarily approved Borrower's business plan and has not undertaken any duty or obligation to advise Borrower on business matters now or in the future. Lender is not a financial or business advisor, and Borrower will not look to Lender for business advice. Lender's rote Is solely that of a Lender, and Borrower's relationship with Lender is that of debtor and creditor. Lender expressly disclaims any fiduciary or other duties or obligations to Borrower except those expressly provided in the written loan documents signed by Lender.

YEAR 2000. Borrower warrants and represents that all software utilized In the conduct of Borrower's business will have appropriate capabilities and compatibility for operation to handle calendar dates failing on or after January 1, 2000.

GENERAL PROVISIONS. This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. If any part of this Note cannot be enforced, this fact ,will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of Interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Florida (as applicable). Any such excess Interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid In full, be refunded to Borrower. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

BOBBY ALLISON WIRELESS, INC.

BY:  /s/ Robert L. McGinnis           (SEAL)
   -----------------------------------
     ROBERT L. MCGINNIS, CEO

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VARIABLE RATE. LINE OF CREDIT.      LASER PRO, REG, U.S, PAT. & T.M. OFF,. VER.
                                    3.26 (C) 1999 CFI PROSERVICES, INC. ALL
                                    RIGHTS RESERVED. [FL-D20 ALLISON. LN
                                    C10.OVL]